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                                                                   EXHIBIT 10.10

                              AMENDED AND RESTATED
                                VOTING AGREEMENT

         AMENDED AND RESTATED VOTING AGREEMENT (this "Agreement"), dated as of April 29, 1999, among CHANCELLOR MEDIA CORPORATION, a Delaware corporation ("Chancellor"), and Thomas O. Hicks ("Tom Hicks"), R. Steven Hicks ("Steve Hicks"), CAPSTAR BROADCASTING PARTNERS, L.P., a Delaware limited partnership ("Capstar") and the other parties listed on the signature pages hereto (collectively, "the "Stockholders").

         WHEREAS, Chancellor, CAPSTAR BROADCASTING CORPORATION, a Delaware corporation (the "Company"), CMC MERGER SUB, INC., a Delaware corporation and wholly-owned subsidiary of Chancellor ("Merger Sub"), and CBC ACQUISITION COMPANY, INC., a Delaware corporation and wholly-owned subsidiary of the Company ("Old Merger Sub"), are entering into an Amended and Restated Agreement and Plan of Merger, dated as of August 26, 1998 and amended and restated as of April 29, 1999 (as the same may be further amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into Capstar (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

         WHEREAS, Chancellor and the Stockholders have previously entered into that certain Voting Agreement, dated as of August 26, 1998 (the "Old Voting Agreement") relating to the transactions contemplated by the Merger Agreement;

         WHEREAS, in connection with the amendment and restatement of the Merger Agreement, the parties hereto desire hereby to amend and restate the Old Voting Agreement in its entirety;

         WHEREAS, all of the shares of Class A Common Stock, $0.01 par value, of the Company ("Capstar Class A Common Stock") and Class C Common Stock, $0.01 par value, of the Company ("Capstar Class C Common Stock") that are held of record as of the date hereof by any of the Stockholders or over which any of the Stockholders has the power to direct the vote, together with any shares of capital stock of the Company acquired by such Stockholders after the date hereof and during the term of this Agreement, including upon exercise of any option or warrant, are collectively referred to herein as the "Subject Shares;" and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Chancellor has requested that the Stockholders enter into this Agreement in order to ensure that the Company obtain the Capstar Stockholders Approval (as defined in the Merger Agreement);

         NOW, THEREFORE, to induce Chancellor to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:


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         1. Representations and Warranties of the Stockholders. Each of the
Stockholders hereby represents and warrants to Chancellor as of the date hereof as follows:

                           (a) Authority; Noncontravention. (i) Capstar has all
                  requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Capstar, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary partnership action on the part of Capstar. This Agreement has been duly authorized, executed and delivered by Capstar and constitutes a valid and binding obligation of Capstar enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof (including Section 3 of this Agreement) will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the limited partnership agreement of Capstar, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Capstar or to Capstar's property or assets.

                           (ii) Each of Tom Hicks and Steve Hicks has full power
                  and authority to enter into this Agreement. Each of Tom Hicks and Steve Hicks has legal capacity to enter into this Agreement and to assume and perform his obligations hereunder.

                           (b) The Subject Shares. The Stockholders are the
                  record or beneficial owner of, and have good and marketable title to, the Subject Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Stockholders have the sole right to vote the Subject Shares. None of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares as required by this Agreement.

         2. Representations and Warranties of Chancellor. Chancellor hereby represents and warrants to the Stockholders as of the date hereof that Chancellor has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Chancellor, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Chancellor. This Agreement has been duly executed and delivered by Chancellor and constitutes a valid and binding obligation of Chancellor enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or


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both) under any provision of, the certificate of incorporation or bylaws of
Chancellor, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Chancellor or to Chancellor's property or assets.

         3. Covenants of the Stockholders. Until the termination of this Agreement in accordance with Section 6, the Stockholders each agree as follows:

                           (a) At any meeting of stockholders of the Company
                  called to vote upon the approval and adoption of the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, the Stockholders shall vote (or cause to be voted) the Subject Shares in favor of such proposals and any of the other transactions contemplated by the Merger Agreement.

                           (b) At any meeting of the stockholders of the Company
                  or at any adjournment thereof or in any other circumstances upon which the Stockholders' vote, consent or other approval is sought, the Stockholders shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other takeover proposal or Acquisition Proposal as such term is defined in Section 5.5(c) of the Merger Agreement (an "Acquisition Proposal") or
                  (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of the Capstar Class A Common Stock, Capstar Class C Common Stock, or the Class B Common Stock, $0.01 par value, of the Company. The Stockholders further agree not to commit or agree to take any action inconsistent with the foregoing.

                           (c) Except as provided in the immediately succeeding
                  sentence of this Section 3(c), the Stockholders agree not to
                  (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, the "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing agreement) with respect to the Transfer of the Subject Shares to any person other than pursuant to the terms of the Merger, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Acquisition Proposal, and agrees not to commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, the Stockholders


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                  shall have the right, for tax or estate planning purposes, to
                  Transfer the Subject Shares to a transferee provided that, as a condition to any such Transfer, each such transferee shall execute and deliver to Chancellor a counterpart of this Agreement and expressly agree to be bound hereby;

                           (d) During the term of this Agreement, the
                  Stockholders shall not, nor shall they permit any affiliate, investment banker, attorney or other adviser or representative of the Stockholders to, (i) directly or indirectly solicit, initiate or encourage the submission of, any Acquisition Proposal or (ii) except as permitted under the terms of the Merger Agreement, directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

                           (e) Until after the Merger is consummated or the
                  Merger Agreement is terminated, the Stockholders shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Chancellor in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

         4. Further Assurances. The Stockholders will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Chancellor may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties without the prior written consent of the other parties, except that Chancellor may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Chancellor. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         6. Termination. This Agreement shall terminate upon the earlier of (a) the termination of the Merger Agreement in accordance with Section 8.1 thereof, or (b) the Effective Time of the Merger.

         7. General Provisions.

                           (a) Amendments. This Agreement may not be amended
                  except by an instrument in writing signed by each of the parties hereto.

                           (b) Notice. All notices and other communications
                  hereunder shall be in writing and shall be deemed given if delivered personally or


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                  sent by overnight courier (providing proof of delivery) to
                  Chancellor in accordance with Section 10.1 of the Merger Agreement and to the Stockholders at their respective addresses set forth on the signature pages hereto (or at such other address for a party as shall be specified by like written notice).

                           (c) Interpretation. When a reference is made in this
                  Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                           (d) Counterparts. This Agreement may be executed in
                  one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                           (e) Entire Agreement; No Third-Party Beneficiaries.
                  This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                           (f) Governing Law. This Agreement shall be governed
                  by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         8. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the state of Delaware or a Delaware state court and (iv) waives any right to trial by jury


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with respect to any claim or proceeding related to or arising out of this
Agreement or any of the transactions contemplated hereby.

         9. Release of Certain Parties. Chancellor hereby generally releases and forever discharges the parties (other than Chancellor) to those two certain Instruments of Accession, dated as of September 23, 1998 and December 18, 1998, respectively, and each such party's directors, officers, employees, agents, trustees or other representatives from any and all restrictions, conditions, obligations, claims or liabilities whatsoever arising out of the Old Voting Agreement and the transactions contemplated thereby.

            [The remainder of this page is intentionally left blank.]


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         IN WITNESS WHEREOF, Chancellor has caused this Agreement to be signed by its officer thereunto duly authorized and the Stockholders have duly signed this Agreement, all as of the date first written above.

                           CHANCELLOR MEDIA CORPORATION



                           By: /s/ THOMAS O. HICKS
                              ----------------------------------------
                           Name:  Thomas O. Hicks
                           Title: Chairman and Chief Executive Officer


                    (Signatures continued on following page)


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                           CAPSTAR BROADCASTING PARTNERS, L.P.,
                           a Delaware limited partnership

                           By:    HM3/CAPSTAR PARTNERS, L.P., a
                                  Texas limited partnership, its general partner

                           By:    HM3/CAPSTAR, INC., a Texas
                                  corporation, its general partner


                                  By: /s/ THOMAS O. HICKS
                                     -------------------------------------------
                                  Name:  Thomas O. Hicks
                                  Title: Chairman and Chief Executive Officer


                                  Address:
                                  c/o Hicks, Muse, Tate & Furst Incorporated
                                  200 Crescent Court, Suite 1600
                                  Dallas, Texas 75201
                                  Attention: Lawrence D. Stuart, Jr.

                                  Copy to:
                                  Vinson & Elkins L.L.P.
                                  3700 Trammell Crow Center
                                  2001 Ross Avenue
                                  Dallas, Texas 75201
                                  Attention:  Michael D. Wortley, Esq.


                    (Signatures continued on following page)


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                                     /s/ THOMAS O. HICKS
                                     -------------------------------------------
                                     Thomas O. Hicks


                                     Address:
                                     c/o Hicks, Muse, Tate & Furst Incorporated
                                     200 Crescent Court, Suite 1600
                                     Dallas, Texas 75201

                                     Copy to:
                                     Vinson & Elkins L.L.P.
                                     3700 Trammell Crow Center
                                     2001 Ross Avenue
                                     Dallas, Texas 75201
                                     Attention:  Michael D. Wortley, Esq.


                    (Signatures continued on following page)


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                                     /s/ R. STEVEN HICKS
                                     -------------------------------------------
                                     R. Steven Hicks


                                     Address:
                                     c/o Capstar Broadcasting Corporation
                                     600 Congress Avenue, Suite 1400
                                     Austin, Texas 78701

                                     Copy to:
                                     Vinson & Elkins L.L.P.
                                     3700 Trammell Crow Center
                                     2001 Ross Avenue
                                     Dallas, Texas 75201
                                     Attention:  Michael D. Wortley, Esq.


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